Exhibit 10.9

SERVICE AGREEMENT NO. 78833
CONTROL NO. 2003-06-17-0013

FTS SERVICE AGREEMENT

THIS AGREEMENT, made and entered into this 8th day of April, 2004, by and between:

Columbia Gas Transmission Corporation
(“Transporter”)
AND
Washington Gas Light Company
(“Shipper”)

WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

Section 1. Service to be Rendered. Transporter shall perform and Shipper shall receive service in accordance with the provisions of the effective FTS Rate Schedule and applicable General Terms and Conditions of Transporter’s FERC Gas Tariff, Second Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission. The maximum obligation of Transporter to deliver gas hereunder to or for Shipper, the designation of the points of delivery at which Transporter shall deliver or cause gas to be delivered to or for Shipper, and the points of receipt at which Shipper shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Shipper and Transporter, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284. 223 of Subpart G of the Commission’s regulations. Shipper warrants that service hereunder is being provided on behalf of Shipper.

Section 2. Term. Service under this Agreement shall commence as of June 1, 2004 , and shall continue in full force and effect until October 31, 2005 and from Year -to- Year thereafter unless terminated by either party upon 6 Months’ written notice to the other prior to the end of the initial term granted or any anniversary date thereafter. Pre-granted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal Shipper may have under the Commission’s regulations and Transporter’s Tariff.

Section 3. Rates. Shipper shall pay Transporter the charges and furnish Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement. Transporter may agree to discount its rate to Shipper below Transporter’s maximum rate, but not less than Transporter’s minimum rate. Such discounted rate may apply to: a) specified quantities (contract demand or commodity quantities); b) specified quantities above or below a certain level or all quantities if quantities exceed a certain level; c) quantities during specified time periods; d) quantities at specified points, locations, or other defined geographical areas; and e) that a specified discounted rate will apply in a specified relationship to the quantities actually transported (i.e., that the reservation charge will be adjusted in a specified relationship to quantities actually transported). In addition, the discount agreement may include a provision that if one rate component which was at or below the applicable maximum rate at the time the discount agreement was executed subsequently exceeds the applicable maximum rate due to a change in Transporter’s maximum rate so that such rate component must be adjusted downward to equal the new applicable maximum rate, then other rate components may be adjusted upward to achieve the agreed overall rate, so long as none of the resulting rate components exceed the maximum rate applicable to that rate component. Such changes to rate components shall be applied prospectively, commencing with the date a Commission order accepts revised tariff sheets. However, nothing contained herein shall be construed to alter a refund obligation under applicable law for any period during which rates which had been charged under a discount agreement exceeded rates which ultimately are found to be just and reasonable.

SERVICE AGREEMENT NO. 78833
CONTROL NO. 2003-06-17-0013

FTS SERVICE AGREEMENT

Section 4. Notices. Notices to Transporter under this Agreement shall be addressed to it at Post Office Box 1273, Charleston, West Virginia 25325-1273, Attention: Manager - Commercial Services and notices to Shipper shall be addressed to it at:

Washington Gas Light Company
Attn: Gas Acquisition
Room 320-B
6801 Industrial Road
Springfield, VA 22151
ATTN: Tim Sherwood

until changed by either party by written notice.

SERVICE AGREEMENT NO. 78833
CONTROL NO. 2003-06-17-0013

FTS SERVICE AGREEMENT

Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof the following Service Agreements: See Appendix B.

Washington Gas Light Company

By:	/s/ Terry McCallister
Name:	Terry McCallister
Title:	President & COO
Date:	4/8/04

Columbia Gas Transmission Corporation

By:	/s/ Jeanne A. Adkins
Name:	Jeanne A. Adkins
Title:	Manager - Customer Services
Date:	May 7, 2004

Revision No.

Control No. 2003-06-17-0013
Appendix A to Service Agreement No. 78833

Under Rate Schedule	FTS

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	Washington Gas Light Company

Transportation Demand 64,043 Dth/Day

Primary Receipt Points

					Minimum
				Maximum	Receipt
Scheduling	Scheduling	Measuring	Measuring	Daily Quantity	Pressure Obligation	Hourly Flowrate
Point No.	Point Name	Point No.	Point Name	(Dth/Day)	(psig)	(Dtn/hour)
A01	KENOVA AGG POINT-19	A01		12
CNR02	BOLDMAN-18	CNR02		4,100
CNR14	HUFF CREEK-16	CNR14		1,400
1001	DIRECT APPALACHIAN	1001		500
801	TCO-LEACH	801		58,031

Revision No.

Control No. 2003-06-17-0013
Appendix A to Service Agreement No. 78833

Under Rate Schedule	FTS

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	Washington Gas Light Company

Primary Delivery Points

				Maximum			Minimum
				Daily	Design		Delivery
				Delivery	Daily	Aggregate	Pressure	Hourly
Scheduling	Scheduling	Measuring	Measuring	Obligation	Quantity	Daily	Obligation	Flowrate
Point No.	Point Name	Point No.	Point Name	(Dth/day) 1/	(Dth/Day) 1/	Quantity 1/	(psig)	(Dth/hour)
78-30	WASHINGTON	78-30		64,043
GAS-30

Revision No.

		Control No.	2003-06-17-0013
Appendix A to Service Agreement No.	78833

Under Rate Schedule	FTS

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	Washington Gas Light Company

1/ Application of MDDOs, DDQs and ADQs shall be as follows: SST Service Agreement No. 50239 Appendix A

Revision No.

		Control No.	2003-06-17-0013
Appendix B to Service Agreement No.	78833

Under Rate Schedule	FTS

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	Washington Gas Light Company

Superceded Agreements:
	FTS	38116
	FTS	71574
	FTS	73997
	FTS	73998

Revision No.

		Control No.	2003-06-17-0013
Appendix A to Service Agreement No.	78833

Under Rate Schedule	FTS

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	Washington Gas Light Company

The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions of Transporter’s Tariff is incorporated herein by reference for the purposes of listing valid secondary interruptible receipt points and delivery points.

[   ] Yes [X] No (Check applicable blank) Transporter and Shipper have mutually agreed to a Regulatory Restructuring Reduction Option pursuant to Section 42 of the General Terms and Conditions of Transporter’s FERC Gas Tariff.

[   ] Yes [X] No (Check applicable blank) Shipper has a contractual right of first refusal equivalent to the right of first refusal set forth from time to time in Section 4 of the General Terms and Conditions of Transporter’s FERC Gas Tariff.

Service pursuant to this Appendix A, Revision No. 0 shall be effective June 1, 2004 through through October 31, 2005.

[X] Yes [   ] No (Check applicable blank) This Appendix A, Revision No. 0 shall cancel and supercede the previous Appendix A, Revision No.       effective as of                    , 20___, to the Service Agreement referenced above.

[X] Yes [   ] No (Check applicable blank) All gas shall be delivered at existing points of interconnection within the MDDO’s, and/or ADQ’s, and/or DDQ’s, as applicable, set forth in Transporter’s currently effective Rate Schedule SST Appendix A, Revision No. 3 with Shipper, which for such points set forth are incorporated herein by reference.

With the exception of this Appendix A, Revision No. 0, all other terms and conditions of said Service Agreement shall remain in full force and effect.

Washington Gas Light Company

By:	/s/ Terry McCallister

Name:	Terry McCallister

Title:	President & COO

Date:	4/8/04

Columbia Gas Transmission Corporation

By:	/s/ Jeanne A. Adkins

Name:	Jeanne A. Adkins

Title:	Manager - Customer Services

Date:	May 7, 2004

SERVICE AGREEMENT NO. 78834
CONTROL NO.	2003-06-17-0014

FTS SERVICE AGREEMENT

THIS AGREEMENT, made and entered into this 8th day of April, 2004, by and between:

Columbia Gas Transmission Corporation
(“Transporter”)
AND
Washington Gas Light Company
(“Shipper”)

WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

Section 1. Service to be Rendered. Transporter shall perform and Shipper shall receive service in accordance with the provisions of the effective FTS Rate Schedule and applicable General Terms and Conditions of Transporter’s FERC Gas Tariff, Second Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission. The maximum obligation of Transporter to deliver gas hereunder to or for Shipper, the designation of the points of delivery at which Transporter shall deliver or cause gas to be delivered to or for Shipper, and the points of receipt at which Shipper shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Shipper and Transporter, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284. 223 of Subpart G of the Commission’s regulations. Shipper warrants that service hereunder is being provided on behalf of Shipper.

Section 2. Term. Service under this Agreement shall commence as of June 1, 2004, and shall continue in full force and effect until October 31, 2006 and from Year -to- Year thereafter unless/ terminated by either party upon 6 Months’ written notice to the other prior to the end of the initial term granted or any anniversary date thereafter. Pre-granted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal Shipper may have under the Commission’s regulations and Transporter’s Tariff.

Section 3. Rates. Shipper shall pay Transporter the charges and furnish Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement. Transporter may agree to discount its rate to Shipper below Transporter’s maximum rate, but not less than Transporter’s minimum rate. Such discounted rate may apply to: a) specified quantities (contract demand or commodity quantities); b) specified quantities above or below a certain level or all quantities if quantities exceed a certain level; c) quantities during specified time periods; d) quantities at specified points, locations, or other defined geographical areas; and e) that a specified discounted rate will apply in a specified relationship to the quantities actually transported (i.e., that the reservation charge will be adjusted in a specified relationship to quantities actually transported). In addition, the discount agreement may include a provision that if one rate component which was at or below the applicable maximum rate at the time the discount agreement was executed subsequently exceeds the applicable maximum rate due to a change in Transporter’s maximum rate so that such rate component must be adjusted downward to equal the new applicable maximum rate, then other rate components may be adjusted upward to achieve the agreed overall rate, so long as none of the resulting rate components exceed the maximum rate applicable to that rate component. Such changes to rate components shall be applied prospectively, commencing with the date a Commission order accepts revised tariff sheets. However, nothing contained herein shall be construed to alter a refund obligation under applicable law for any period during which rates which had been charged under a discount agreement exceeded rates which ultimately are found to be just and reasonable.

SERVICE AGREEMENT NO. 78834
CONTROL NO. 2003-06-17-0014

FTS SERVICE AGREEMENT

Section 4. Notices. Notices to Transporter under this Agreement shall be addressed to it at Post Office Box 1273, Charleston, West Virginia 25325-1273, Attention: Manager-Commercial Services and notices to Shipper shall be addressed to it at:

Washington Gas Light Company
Attn: Gas Acquisition
Room 320-B
6801 Industrial Road
Springfield, VA 22151
ATTN: Tim Sherwood

until changed by either party by written notice.

SERVICE AGREEMENT NO. 78834
CONTROL NO. 2003-06-17-0014

FTS SERVICE AGREEMENT

Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreements: See Appendix B.

Washington Gas Light Company

By:	/s/ Terry McCallister

Name:	Terry McCallister

Title:	President & COO

Date:	4/8/04

Columbia Gas Transmission Corporation

By:	/s/ Jeanne A. Adkins

Name:	Jeanne A. Adkins

Title:	Manager – Customer Services

Date:	May 7, 2004

Revision No.
		Control No.	2003-06-17-0014
Appendix A to Service Agreement No.	78834
Under Rate Schedule	FTS
Between (Transporter)	Columbia Gas Transmission Corporation
and (Shipper)	Washington Gas Light Company

Transportation Demand 70,000 Dth/Day

Primary Receipt Points

Minimum
				Maximum	Receipt
				Daily	Pressure	Hourly
Scheduling	Scheduling	Measuring	Measuring	Quantity	Obligation	Flowrate
Point No.	Point Name	Point No.	Point Name	(Dth/Day)	(psig)	(Dth/hour)
801	TCO-LEACH	801		70,000

Revision No.
		Control No.	2003-06-17-0014
Appendix A to Service Agreement No.	78834
Under Rate Schedule	FTS
Between (Transporter)	Columbia Gas Transmission Corporation
and (Shipper)	Washington Gas Light Company

Primary Delivery Points

				Maximum			Minimum
				Daily	Design		Delivery
				Delivery	Daily	Aggregate	Pressure	Hourly
Scheduling	Scheduling	Measuring	Measuring	Obligation	Quantity	Daily	Obligation	Flowrate
Point No.	Point Name	Point No.	Point Name	(Dth/day) 1/	(Dth/Day)1/	Quantity1/	(psig)	(Dth/hour)
78-30	WASHINGTON	78-30		70,000
GAS-30

Revision No.
		Control No.	2003-06-17-0014
Appendix B to Service Agreement No.	78834
Under Rate Schedule	FTS
Between (Transporter)	Columbia Gas Transmission Corporation
and (Shipper)	Washington Gas Light Company

Superceded Agreements:
	FTS	38116
	FTS	71574
	FTS	73997
	FTS	73998

Revision No.
Appendix A to Service Agreement No.	78834	Control No.	2003-06-17-0014
Under Rate Schedule	FTS
Between (Transporter)	Columbia Gas Transmission Corporation
and (Shipper)	Washington Gas Light Company

The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions of Transporter’s Tariff is incorporated herein by reference for the purposes of listing valid secondary interruptible receipt points and delivery points.

[   ] Yes [X] No (Check applicable blank) Transporter and Shipper have mutually agreed to a Regulatory Restructuring Reduction Option pursuant to Section 42 of the General Terms and Conditions of Transporter’s FERC Gas Tariff.

[   ] Yes [X] No (Check applicable blank) Shipper has a contractual right of first refusal equivalent to the right of first refusal set forth from time to time in Section 4 of the General Terms and Conditions of Transporter’s FERC Gas Tariff.

Service pursuant to this Appendix A, Revision No. 0 shall be effective June 1, 2004 through October 31, 2006

[X] Yes [   ] No (Check applicable blank) This Appendix A, Revision No. 0 shall cancel and supercede the previous Appendix A, Revision No. __ effective as of                    , 20 __, to the Service Agreement referenced above.

[X] Yes [   ] No (Check applicable blank) All gas shall be delivered at existing points of interconnection within the MDDO’s, and/or ADQ’s, and/or DDQ’s, as applicable, set forth in Transporter’s currently effective Rate Schedule SST Appendix A, Revision No. 3 with Shipper, which for such points set forth are incorporated herein by reference.

With the exception of this Appendix A, Revision No. 0, all other terms and conditions of said Service Agreement shall remain in full force and effect.

Washington Gas Light Company

By:	/s/ Terry McCallister

Name:	Terry McCallister

Title:	President & COO

Date:	4/8/04

Columbia Gas Transmission Corporation

By:	/s/ Jeanne A. Adkins

Name:	Jeanne A. Adkins

Title:	Manager - Customer Services

Date:	May 7, 2004

Revision No.
		Control No.	2003-06-17-0014
Appendix A to Service Agreement No.	78834
Under Rate Schedule	FTS
Between (Transporter)	Columbia Gas Transmission Corporation
and (Shipper)	Washington Gas Light Company

1/ Application of MDDOs, DDQs and ADQs shall be as follows: SST Service Agreement No. 50239 Appendix A

SERVICE AGREEMENT NO.	78835
CONTROL NO.	2003-06-17-0015

FTS SERVICE AGREEMENT

THIS AGREEMENT, made and entered into this 8th day of April, 2004, by and between:

Columbia Gas Transmission Corporation
(“Transporter”)
AND
Washington Gas Light Company
(“Shipper”)

WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

Section 1 . Service to be Rendered. Transporter shall perform and Shipper shall receive service in accordance with the provisions of the effective FTS Rate Schedule and applicable General Terms and Conditions of Transporter’s FERC Gas Tariff, Second Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission. The maximum obligation of Transporter to deliver gas hereunder to or for Shipper, the designation of the points of delivery at which Transporter shall deliver or cause gas to be delivered to or for Shipper, and the points of receipt at which Shipper shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Shipper and Transporter, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284. 223 of Subpart G of the Commission’s regulations. Shipper warrants that service hereunder is being provided on behalf of Shipper.

Section 2. Term. Service under this Agreement shall commence as of June 1, 2004, and shall continue in full force and effect until October 31, 2007 and from Year -to- Year thereafter unless terminated by either party upon 6 Months’ written notice to the other prior to the end of the initial term granted or any anniversary date thereafter. Pre-granted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal Shipper may have under the Commission’s regulations and Transporter’s Tariff.

Section 3. Rates. Shipper shall pay Transporter the charges and furnish Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement. Transporter may agree to discount its rate to Shipper below Transporter’s maximum rate, but not less than Transporter’s minimum rate. Such discounted rate may apply to: a) specified quantities (contract demand or commodity quantities); b) specified quantities above or below a certain level or all quantities if quantities exceed a certain level; c) quantities during specified time periods; d) quantities at specified points, locations, or other defined geographical areas; and e) that a specified discounted rate will apply in a specified relationship to the quantities actually transported (i.e., that the reservation charge will be adjusted in a specified relationship to quantities actually transported). In addition, the discount agreement may include a provision that if one rate component which was at or below the applicable maximum rate at the time the discount agreement was executed subsequently exceeds the applicable maximum rate due to a change in Transporter’s maximum rate so that such rate component must be adjusted downward to equal the new applicable maximum rate, then other rate components may be adjusted upward to achieve the agreed overall rate, so long as none of the resulting rate components exceed the maximum rate applicable to that rate component. Such changes to rate components shall be applied prospectively, commencing with the date a Commission order accepts revised tariff sheets. However, nothing contained herein shall be construed to alter a refund obligation under applicable law for any period during which rates which had been charged under a discount agreement exceeded rates which ultimately are found to be just and reasonable.

SERVICE AGREEMENT NO.	78835
CONTROL NO.	2003-06-17-0015

FTS SERVICE AGREEMENT

Section 4. Notices. Notices to Transporter under this Agreement shall be addressed to it at Post Office Box 1273, Charleston, West Virginia 25325-1273, Attention: Manager - Commercial Services and notices to Shipper shall be addressed to it at:

Washington Gas Light Company
Attn: Gas Acquisition
Room 320-B
6801 Industrial Road
Springfield, VA 22151
ATTN: Tim Sherwood

until changed by either party by written notice.

SERVICE AGREEMENT NO.	78835
CONTROL NO.	2003-06-17-0015

FTS SERVICE AGREEMENT

Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreements: See Appendix B.

Washington Gas Light Company

By:	/s/ Terry McCallister

Name:	Terry McCallister

Title:	President & COO

Date:	4/8/04

Columbia Gas Transmission Corporation

By:	/s/ Jeanne A. Adkins

Name:	Jeanne A. Adkins

Title:	Manager - Customer Services

Date:	May 7, 2004

Revision No.
Control No. 2003-06-17-0015

Appendix A to Service Agreement No. 78835

Under Rate Schedule	FTS

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	Washington Gas Light Company

Transportation Demand 70,000 Dth/Day

Primary Receipt Points

Minimum
				Maximum	Receipt
				Daily	Pressure	Hourly
Scheduling	Scheduling	Measuring	Measuring	Quantity	Obligation	Flowrate
Point No.	Point Name	Point No.	Point Name	(Dth/Day)	(psig)	(Dth/hour)
801	TCO-LEACH	801		70,000

Revision No.
Control No. 2003-06-17-0015

Appendix A to Service Agreement No. 78835

Under Rate Schedule	FTS

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	Washington Gas Light Company

Primary Delivery Points

				Maximum			Minimum
				Daily	Design		Delivery
				Delivery	Daily	Aggregate	Pressure	Hourly
Scheduling	Scheduling	Measuring	Measuring	Obligation	Quantity	Daily	Obligation	Flowrate
Point No.	Point Name	Point No.	Point Name	(Dth/day) 1/	(Dth/day) 1/	Quantity 1/	(psig)	(Dth/hour)
LOUDOUN	LOUDOUN LNG	LOUDOUN		70,000
78-30	WASHINGTON GAS-30	78-30		70,000

Revision No.
Control No. 2003-06-17-0015

Appendix A to Service Agreement No.	78835

Under Rate Schedule	FTS

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	Washington Gas Light Company

1/      Application of MDDOs, DDQs and ADQs shall be as follows: SST Service Agreement No. 50239 Appendix A

Revision No.
Control No. 2003-06-17-0015

Appendix B to Service Agreement No.	78835

Under Rate Schedule	FTS

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	Washington Gas Light Company

Superceded Agreements:

FTS 38116
FTS 71574
FTS 73997
FTS 73998

Revision No.
Control No. 2003-06-17-0015

Appendix A to Service Agreement No. 78835
Under Rate Schedule	FTS
Between (Transporter)	Columbia Gas Transmission Corporation
and (Shipper)	Washington Gas Light Company

The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions of Transporter’s Tariff is incorporated herein by reference for the purposes of listing valid secondary interruptible receipt points and delivery points.

[  ] Yes [X] No (Check applicable blank) Transporter and Shipper have mutually agreed to a Regulatory Restructuring Reduction Option pursuant to Section 42 of the General Terms and Conditions of Transporter’s FERC Gas Tariff.

[  ] Yes [X] No (Check applicable blank) Shipper has a contractual right of first refusal equivalent to the right of first refusal set forth from time to time in Section 4 of the General Terms and Conditions of Transporter’s FERC Gas Tariff.

Service pursuant to this Appendix A, Revision No. 0 shall be effective June 1, 2004 through October 31, 2007.

[X] Yes [  ] No (Check applicable blank) This Appendix A, Revision No. 0 shall cancel and supercede the previous Appendix A, Revision No.            effective as of                                      , 20                   , to the Service Agreement referenced above.

[X] Yes [  ] No (Check applicable blank) All gas shall be delivered at existing points of interconnection within the MDDO’s, and/or ADQ’s, and/or DDQ’s, as applicable, set forth in Transporter’s currently effective Rate Schedule SST Appendix A, Revision No. 3 with Shipper, which for such points set forth are incorporated herein by reference.

With the exception of this Appendix A, Revision No. 0, all other terms and conditions of said Service Agreement shall remain in full force and effect.

Washington Gas Light Company

By:	/s/ Terry McCallister

Name:	Terry McCallister

Title:	President & COO

Date:	4/8/04

Columbia Gas Transmission Corporation

By:	/s/ Jeanne A. Adkins

Name:	Jeanne A. Adkins

Title:	Manager – Customer Services

Date:	May 7, 2004

SERVICE AGREEMENT NO.	78836
CONTROL NO.	2003-06-17-0016

FTS SERVICE AGREEMENT

THIS AGREEMENT, made and entered into this 8th day of April        , 2004, by and between:

             Columbia Gas Transmission Corporation
             (“Transporter”)
             AND
             Washington Gas Light Company
             (“Shipper”)

WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

Section 1. Service to be Rendered. Transporter shall perform and Shipper shall receive service in accordance with the provisions of the effective FTS Rate Schedule and applicable General Terms and Conditions of Transporter’s FERC Gas Tariff, Second Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission. The maximum obligation of Transporter to deliver gas hereunder to or for Shipper, the designation of the points of delivery at which Transporter shall deliver or cause gas to be delivered to or for Shipper, and the points of receipt at which Shipper shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Shipper and Transporter, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284. 223 of Subpart G of the Commission’s regulations. Shipper warrants that service hereunder is being provided on behalf of Shipper.

Section 2. Term. Service under this Agreement shall commence as of June  1, 2004, and shall continue in full force and effect until October 31, 2008 and from Year -to- Year thereafter unless terminated by either party upon 6 Months’ written notice to the other prior to the end of the initial term granted or any anniversary date thereafter. Pre-granted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal Shipper may have under the Commission’s regulations and Transporter’s Tariff.

Section 3. Rates. Shipper shall pay Transporter the charges and furnish Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement. Transporter may agree to discount its rate to Shipper below Transporter’s maximum rate, but not less than Transporter’s minimum rate. Such discounted rate may apply to: a) specified quantities (contract demand or commodity quantities); b) specified quantities above or below a certain level or all quantities if quantities exceed a certain level; c) quantities during specified time periods; d) quantities at specified points, locations, or other defined geographical areas; and e) that a specified discounted rate will apply in a specified relationship to the quantities actually transported (i.e., that the reservation charge will be adjusted in a specified relationship to quantities actually transported). In addition, the discount agreement may include a provision that if one rate component which was at or below the applicable maximum rate at the time the discount agreement was executed subsequently exceeds the applicable maximum rate due to a change in Transporter’s maximum rate so that such rate component must be adjusted downward to equal the new applicable maximum rate, then other rate components may be adjusted upward to achieve the agreed overall rate, so long as none of the resulting rate components exceed the maximum rate applicable to that rate component. Such changes to rate components shall be applied prospectively, commencing with the date a Commission order accepts revised tariff sheets. However, nothing contained herein shall be construed to alter a refund obligation under applicable law for any period during which rates which had been charged under a discount agreement exceeded rates which ultimately are found to be just and reasonable.

SERVICE AGREEMENT NO.	78836
CONTROL NO.	2003-06-17-0016

FTS SERVICE AGREEMENT

Section 4. Notices. Notices to Transporter under this Agreement shall be addressed to it at Post Office Box 1273, Charleston, West Virginia 25325-1273, Attention: Manager – Commercial Services and notices to Shipper shall be addressed to it at:

Washington Gas Light Company Attn: Gas Acquisition Room 320-B 6801 Industrial Road Springfield, VA 22151 ATTN: Tim Sherwood

     until changed by either party by written notice.

SERVICE AGREEMENT NO. 78836
CONTROL NO. 2003-06-17-0016

FTS SERVICE AGREEMENT

Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreements: See Appendix B.

Washington Gas Light Company

By:	/s/ Terry McCallister

Name:	Terry McCallister

Title:	President & COO

Date:	4/8/04

Columbia Gas Transmission Corporation

By:	/s/ Jeanne A. Adkins

Name:	Jeanne A. Adkins

Title:	Manager - Customer Services

Date:	May 7, 2004

Revision No.
Control No. 2003-06-17-0016

Appendix A to Service Agreement No. 78836

Under Rate Schedule	FTS

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	Washington Gas Light Company

Transportation Demand 70,000 Dth/Day

Primary Receipt Points

Minimum
				Maximum	Receipt
				Daily	Pressure	Hourly
Scheduling	Scheduling	Measuring	Measuring	Quantity	Obligation	Flowrate
Point No.	Point Name	Point No.	Point Name	(Dth/Day)	(psig)	(Dth/hour)
801	TCO-LEACH	801		70,000

Revision No.
Control No. 2003-06-17-0016

Appendix A to Service Agreement No. 78836

Under Rate Schedule	FTS

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	Washington Gas Light Company

Primary Delivery Points

				Maximum			Minimum
				Daily	Design		Delivery
				Delivery	Daily	Aggregate	Pressure	Hourly
Scheduling	Scheduling	Measuring	Measuring	Obligation	Quantity	Daily	Obligation	Flowrate
Point No.	Point Name	Point No.	Point Name	(Dth/day) 1/	(Dth/Day) 1/	Quantity 1/	(psig)	(Dth/hour)
LOUDOUN	LOUDOUN LNG	LOUDOUN		22,363
78-28	WASHINGTON GAS-28	78-28		44,900
78-30	WASHINGTON GAS-30	78-30		70,000

Revision No.
Control No. 2003-06-17-0016

Appendix A to Service Agreement No.	78836

Under Rate Schedule	FTS

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	Washington Gas Light Company

1/ Application of MDDOs, DDQs and ADQs shall be as follows: SST Service Agreement No. 50239 Appendix A

Revision No.
Control No. 2003-06-17-0016

Appendix B to Service Agreement No.	78836

Under Rate Schedule	FTS

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	Washington Gas Light Company

Superceded Agreements:
FTS	38116
FTS	71574
FTS	73997
FTS	73998

Revision No.
Control No. 2003-06-17-0016

Appendix A to Service Agreement No.	78836
Under Rate Schedule	FTS
Between (Transporter)	Columbia Gas Transmission Corporation
and (Shipper)	Washington Gas Light Company

The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions of Transporter’s Tariff is incorporated herein by reference for the purposes of listing valid secondary interruptible receipt points and delivery points.

[   ] Yes [X] No (Check applicable blank) Transporter and Shipper have mutually agreed to a Regulatory Restructuring Reduction Option pursuant to Section 42 of the General Terms and Conditions of Transporter’s FERC Gas Tariff.

[   ] Yes [X] No (Check applicable blank) Shipper has a contractual right of first refusal equivalent to the right of first refusal set forth from time to time in Section 4 of the General Terms and Conditions of Transporter’s FERC Gas Tariff.

Service pursuant to this Appendix A, Revision No. 0 shall be effective June 1, 2004 through October 31, 2008.

[X] Yes [   ] No (Check applicable blank) This Appendix A, Revision No. 0 shall cancel and supercede the previous Appendix A, Revision No.       effective as of                                       , 20                                       , to the Service Agreement referenced above.

[X] Yes [   ] No (Check applicable blank) All gas shall be delivered at existing points of interconnection within the MDDO’s, and/or ADQ’s, and/or DDQ’s, as applicable, set forth in Transporter’s currently effective Rate Schedule SST Appendix A, Revision No. 3 with Shipper, which for such points set forth are incorporated herein by reference.

With the exception of this Appendix A, Revision No. 0, all other terms and conditions of said Service Agreement shall remain in full force and effect.

Washington Gas Light Company

By:	/s/ Terry McCallister

Name:	Terry McCallister

Title:	President & COO

Date:	4/8/04

Columbia Gas Transmission Corporation

By:	/s/ Jeanne A. Adkins

Name:	Jeanne A. Adkins

Title:	Manager - Customer Services

Date:	May 7, 2004